                        FEDERAL REALTY INVESTMENT TRUST

                            Supplemental Information
                               December 31, 2000

                               TABLE OF CONTENTS


1.   Debt Summary......................................................E-2

2.   Occupancy
       Percentage Leased...............................................E-3
       Regional Breakdown..............................................E-4

3.   Leases Signed Analysis
       Comparable and Non-Comparable...................................E-5

4.   Lease Expirations
       Average Rent on Leases Expiring.................................E-6
       Leases Expiring on Anchor and Small Shops.......................E-7

5.   Major Tenants by Revenue Contribution.............................E-8

6.   Street Retail Operating & Development Overview....................E-9

7.   Development Pipeline..............................................E-10

8.   2000 Year End Earnings Press Release, February 15, 2001...........E-11

9.   Glossary of Terms.................................................E-15


                           1626 East Jefferson Street
                        Rockville, Maryland 20852-4041
                                  301/998-8100

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS  (excluding capital leases and interest rate swaps)
December 31, 2000

--------------------------------------------------------------------------------------------------------------------------

                                                                                                          Balance
                                                                        Maturity         Rate         (in thousands)
                                                                        --------         ----         --------------
Mortgages
                Leesburg Plaza                                          10/01/08           6.100%         $9,900
                Federal Plaza                                           03/10/01           8.950%         26,675
                Tysons Station                                          09/01/01           9.875%          3,988
                164 E Houston Street                                    10/06/08           7.500%            337
                Barracks Road                                           11/01/15           7.950%         44,300
                Hauppauge                                               11/01/15           7.950%         16,700
                Lawrence Park                                           11/01/15           7.950%         31,400
                Wildwood                                                11/01/15           7.950%         27,600
                Wynnewood                                               11/01/15           7.950%         32,000
                Escondido (Municipal bonds)                             10/01/16      Variable (a)         9,400
                                                                                                        --------

                                                                                                        $202,300
                                                                                                        ========

Notes payable
                Revolving credit facilities                                       libor + .80% (b)      $ 78,000
                Term note with banks                                              libor + .95% (c)       125,000
                Construction loan on Woodmont East
                  {may be extended to 8/29/04}                          08/29/02  libor + 1.25%           16,241
                Note issued in connection with
                  renovation of Perring Plaza                           01/31/13           10.00%          2,501
                Note issued in connection with land purchase            08/14/00  libor + 1.5%             3,400
                Other                                                    various          various            104
                                                                                                        --------

                                                                                                        $225,246
                                                                                                        ========

Unsecured Public Debt
                5 1/4% Convertible subordinated debentures              04/30/02           5.250%       $    289
                                                                                                        ========

                5 1/4% Convertible subordinated debentures              10/28/03           5.250%       $ 75,000
                                                                                                        ========

                8% Notes (fixed)                                        04/21/02           8.000%       $ 25,000
                6.625% Notes (fixed)                                    12/01/05           6.625%         40,000
                7.48% Debentures                                        08/15/26           7.480%         50,000
                6.82% Medium Term Notes                                 08/01/27           6.820%         40,000
                6.74% Medium Term Notes (d)                             03/10/04           6.370%         39,500
                6.99% Medium Term Notes (d)                             03/10/06           6.894%         40,500
                8.75% Notes                                             12/01/09           8.750%        175,000
                                                                                                        --------

                                                                                                        $410,000
                                                                                                        ========

                                                                Total fixed rate debt                   $680,794         74.58%

                                                                Total variable rate debt                 232,041         25.42%
                                                                                                        --------        ------

                                                                Total debt                              $912,835        100.00%
                                                                                                        ========        ======


                                                 Weighted average interest rate:
                                                 -------------------------------
                                                   Fixed rate debt                                          7.56%
                                                   Variable on revolving credit facilities
                                                   and term note                                            7.22% (e)
                                                   Variable on muncipal bonds                                     (a)

(a) The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.
(b) Effective July 17, 2000 interest rate increased to LIBOR + .80% from LIBOR +.65%
(c) Effective July 17, 2000 interest rate increased to LIBOR + .95% from LIBOR +.75%
(d) The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
(e) Weighted average interest rate on revolving credit facilities and term note for year ended December 31, 2000.

Federal Realty Investment Trust
Percentage Leased Analysis
December 31, 2000

------------------------------------------------------------------------------------------------------------------------------------


     Overall Operating Occupancy
    (Quarter to Quarter Analysis)                            At December 31, 2000                       At December 31, 1999
                                               ----------------------------------------------  -------------------------------------

                Type                                Size           Leased         Occupancy       Size       Leased       Occupancy
--------------------------------------------   -------------   --------------   -------------  ----------  -----------   -----------
Retail Properties (leasable square feet)         14,101,425       13,504,384         96%       14,040,093   13,494,066        96%
Rollingwood Apartments (# of units)                 282              282            100%          282          278            99%

    Overall Operating Occupancy
       (Rolling 12 Months)                                   At December 31, 2000                       At September 30, 2000
                                               ----------------------------------------------  -------------------------------------

                Type                                Size           Leased         Occupancy       Size       Leased       Occupancy
--------------------------------------------   -------------   --------------   -------------  ----------  -----------   -----------
Retail Properties (leasable square feet)         14,101,425       13,504,384         96%       13,929,402   13,397,528        96%
Rollingwood Apartments (# of units)                 282              282            100%          282          282           100%

    Overall Operating Occupancy
       (Rolling 12 Months)                                      At June 30, 2000                          At March 31, 2000
                                               ----------------------------------------------  -------------------------------------

                Type                                Size           Leased         Occupancy       Size       Leased       Occupancy
--------------------------------------------   -------------   --------------   -------------  ----------  -----------   -----------
Retail Properties (leasable square feet)         14,179,596       13,619,718         96%       14,171,079   13,506,203        95%
Rollingwood Apartments (# of units)                 282              276             98%          282          282           100%



------------------------------------------------------------------------------------------------------------------------------------


         Same Center Occupancy
    (Quarter to Quarter Comparison)                          At December 31, 2000                       At December 31, 1999
                                               ----------------------------------------------  -------------------------------------

                Type                                Size           Leased         Occupancy       Size       Leased       Occupancy
--------------------------------------------   -------------   --------------   -------------  ----------  -----------   -----------
Retail Properties (leasable square feet)         13,748,913       13,188,363         96%       13,744,117   13,204,946        96%
Rollingwood Apartments (# of units)                 282              282            100%          282          278            99%

         Same Center Occupancy
          (Rolling 12 Months)                                At December 31, 2000                       At September 30, 2000
                                               ----------------------------------------------  -------------------------------------

                Type                                Size           Leased         Occupancy       Size       Leased       Occupancy
--------------------------------------------   -------------   --------------   -------------  ----------  -----------   -----------
Retail Properties (leasable square feet)         13,748,913       13,188,363         96%       13,563,527   13,038,704        96%
Rollingwood Apartments (# of units)                 282              282            100%          282          282           100%

         Same Center Occupancy
          (Rolling 12 Months)                                   At June 30, 2000                          At March 31, 2000
                                               ----------------------------------------------  -------------------------------------

                Type                                Size           Leased         Occupancy       Size       Leased       Occupancy
--------------------------------------------   -------------   --------------   -------------  ----------  -----------   -----------
Retail Properties (leasable square feet)         14,074,930       13,521,971         96%       14,066,413   13,418,914        95%
Rollingwood Apartments (# of units)                 282              276             98%          282          282           100%

Federal Realty Investment Trust
Regional Occupancy Analysis
December 31, 2000

------------------------------------------------------------------------------

                                       Total Square          Occupancy
        Region                            Footage             12/31/00
----------------------                 ------------          ---------

Northeast                                7,154,417               95%

Mid-Atlantic                             5,915,121               96%

West Coast                               1,031,887               97%




------------------------------------------------------------------------------

                                       Total Square          Occupancy
        Region                            Footage             12/31/00
----------------------                 ------------          ---------

Northeast
     Anchor                              4,453,059               98%
     Small Shops                         2,701,358               90%

Mid-Atlantic
     Anchor                              2,771,038               99%
     Small Shops                         3,144,083               94%

West
     Anchor                                336,397               95%
     Small Shops                           695,490               98%

Federal Realty Investment Trust
Retail Leasing Activity
December 31,  2000

----------------------------------------------------------------------------------------------------------------------
Comparable
                                           Weighted     Average     Average
                      Number               Average       Prior      Current                  Percentage     Estimated
                        of                  Lease      Rent Per    Rent Per    Annualized     Increase        Tenant
                      Leases    Square      Term        Square      Square      Increase     over Prior    Improvement
 Rolling 12 Months    Signed     Feet      (Years)       Foot        Foot       in Rent         Rent          Costs
------------------    ------    -------    --------    --------    --------    ----------    ----------    -----------
 4th Quarter 2000       69      197,642       5.9       $19.40      $21.58       $430,649        11%          $313,000
 3rd Quarter 2000       52      282,354      10.3       $12.85      $15.29       $687,804        19%        $1,407,000
 2nd Quarter 2000       67      214,111       5.8       $16.97      $18.85       $402,991        11%          $866,000
 1st Quarter 2000       64      297,054       9.1       $16.38      $18.89       $746,945        15%        $5,128,000
       Total            252     991,161       7.9       $16.10      $18.39     $2,268,389        14%        $7,714,000

Non-Comparable
                                           Weighted
                      Number               Average      Average                    Estimated
                        of                  Lease      Rent Per     Annualized       Tenant
                      Leases    Square      Term        Square       Current      Improvement
 Rolling 12 Months    Signed     Feet      (Years)       Foot          Rent          Costs
------------------    ------    -------    --------    --------    -----------    -----------
 4th Quarter 2000       23      101,245      10.0       $31.82      $3,221,510             $0
 3rd Quarter 2000       26      138,794      17.0       $30.05      $4,170,745       $116,000
 2nd Quarter 2000       16       84,287      11.7       $29.37      $2,475,607       $248,000
 1st Quarter 2000       10       50,126      12.8       $24.07      $1,206,432     $1,026,000
       Total            75      374,452      13.5       $29.57     $11,074,294     $1,390,000

Federal Realty Investment Trust
Leases Expiring
December 31, 2000


                             Total                   Percent                   Average
                          Square Feet                of Total                 Rent Per
                          Expiring (1)             Portfolio(2)              Square Foot
                      --------------------    -----------------------    --------------------
        2001                384,916                     3%                     $19.34
        2002                363,731                     2%                     $19.18
        2003                346,496                     2%                     $20.38
        2004                391,828                     3%                     $23.17
        2005                376,133                     3%                     $23.01

(1) Excludes lease expirations with options
(2) Total portfolio square footage at December 31, 2000 is 14,921,597 representing the physical square footage of the properties including redevelopments, which may exceed the rentable square footage used to express occupancy.

Federal Realty Investment Trust
Leases Expiring - Anchors and Small Shops
December 31, 2000



                                 Total                     Percent
                              Square Feet                 of Total
                              Expiring (1)              Portfolio (2)
                          --------------------    ------------------------

2001
     Anchor                        0                         0%
     Small Shop                 384,916                      3%

2002
     Anchor                      66,670           (less than)1%
     Small Shop                 297,061                      2%

2003
     Anchor                      19,600           (less than)1%
     Small Shop                 326,896                      2%

2004
     Anchor                      31,000           (less than)1%
     Small Shop                 360,828                      2%

2005
     Anchor                      18,500           (less than)1%
     Small Shop                 357,633                      2%


(1) Excludes lease expirations with options
(2) Total portfolio square footage at December 31, 2000 is 14,921,597 representing the physical square footage of the properties including redevelopments, which may exceed the rentable square footage used to express occupancy.

Federal Realty Investment Trust
Major Tenants by Revenue Contribution
December 31, 2000

                                     Square               Percent of
          Tenant                     Footage              Revenue (1)
          ------                  --------------       -----------------

Ahold USA, Inc.                       385,557                 2.08%
The Gap, Inc.                         190,598                 1.93%
Bed, Bath & Beyond, Inc.              323,021                 1.93%
CVS Corporation                       164,687                 1.89%
Genuardi Supermarkets, Inc.           192,205                 1.63%
The TJX Companies                     386,200                 1.54%
Barnes & Noble Superstores, Inc.      164,189                 1.42%
Toys R Us, Inc.                       329,604                 1.39%
Dollar Tree Stores, Inc.              180,357                 1.10%
Kmart Corporation                     508,580                 1.08%


(1) Revenue equals 2000 minimum plus percentage rent

Federal Realty Investment Trust
Street Retail Operating & Development Overview
December 31, 2000

                                                   For the year ended December 31,
(in thousands, except sf data)       1996           1997          1998           1999         2000
                                  -------------------------------------------------------------------
Real Estate Assets (1)             $203,946       $393,623      $473,626       $563,386     $709,005

Revenues                            $29,118        $41,894       $62,524        $71,029      $79,013

Net Operating Income                $18,532        $27,092       $40,680        $48,538      $54,210

Square Feet (2)                   1,606,000      1,982,000     2,081,000      2,686,000    2,771,000

(1) From time to time, the Trust reevaluates the assets that make up "street retail". The Trust has reclassified Barracks Road, Uptown, Fresh Meadows and Rollingwood as "street retail" since these properties are more closely aligned with street retail than with community shopping centers. At December 31, 2000, street retail includes stabilized assets, assets which are in various stages of redevelopment, and $177 million related to new development in process.
(2) Excludes new development square footage, redevelopment square footage, and Rollingwood Apartments.

NORTHEAST                   Square Feet      MID-ATLANTIC                   Square Feet
Connecticut                                  Virginia
    Greenwich Avenue          81,000              Barracks Road               484,000
     West Hartford           125,000              Pentagon Row                    N/A (2)
     Westport                 27,000              Village at Shirlington      203,000

Massachusetts                                WESTERN
     Coolidge Corner          13,000         Arizona
                                                  Mill Avenue                  40,000
New Jersey
     Central Avenue           11,000         California
                                                  Colorado Boulevard           68,000
New York                                          Fifth Avenue                 66,000
     Forest Hills             91,000              Hermosa Beach                25,000
     Fresh Meadows           410,000              Hollywood Blvd.             198,000
                                                  Old Town Center              97,000
                                                  Post Street                 101,000
MID-ATLANTIC                                      Santana Row                     N/A (2)
District of Columbia                              Third Street Promenade      198,000
    Sam's Park N Shop         50,000
                                             Illinois
Florida                                           Evanston                     19,000
    Winter Park               28,000              Oak Street                    5,000

Maryland                                     Oregon
    Bethesda Row             331,000    (2)       Tanasbourne                     N/A (2)
    Rollingwood Apartments 282 units              Uptown                      100,000

                                             Texas
                                                  Houston Street                  N/A (2)

FEDERAL  REALTY INVESTMENT TRUST
Development Pipeline
December 31, 2000

                                                                                          Total       Expected
                                                        Cost    Estimate To Complete    Completed    Stabilized      Principal
       Project                 Specifications         To Date      2001      2002          Cost        Return         Tenants
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ($ in millions)
DEVELOPMENT IN PROGRESS

Bethesda Row - Woodmont East   52,000 sf retail          $25         $7         -          $32       11.0%        Jaleo Restaurant
Bethesda, Maryland             78,000 sf office                                                                   OpNet Technologies


Pentagon Row                   300,000 sf retail (1)     $40        $34         -          $74       10.5%        Harris Teeter
Arlington, Virginia            500 apartment units                                                                Bed, Bath & Beyond

Santana Row (Phase I)          538,000 sf retail         $97       $217      $161         $475    8.5% - 9%(2)    Crate & Barrel
San Jose, California           501 residential units
                               200 hotel rooms
                                                        -----      -----     -----        -----
                                                        $162       $258      $161         $581

-----------------------------------------------------------------------------------------------------------------------------------

FUTURE DEVELOPMENT

The Shops at Tanasbourne       400,000 sf retail         $14
Portland, Oregon               12,000 sf office

Lindbergh City Center          300,000 sf retail (1)     $ 1
Atlanta, Georgia               320 apartments
                               120 hotel rooms
                               290 condominiums
                               1.3 million sf office
                                                        -----
                                                         $15

------------------------------------------------------------------------------------------------------------------------------------

    Total New Development and
     Construction in Progress                           $177
                                                        ====

(1) Federal Realty will develop only the retail component of this project.
(2) Including land and infrastructure for future phases. Phase I comprises approximately 40% of the residential entitlement and approximately 75% of the retail entitlement.

                               Glossary of Terms



Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Net Operating Income: Gross revenues, including interest income, less rental expenses and real estate taxes.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all operating properties owned in reporting period.

Same center occupancy: Occupancy for only those properties owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment and development.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.